                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                                ---------------

               Date of Report (Date of Earliest Event Reported):

                                August 11, 2000

                       Modis Professional Services, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Florida                        0-24484                   59-3116655
------------------------      ------------------------      ------------------
(State of Incorporation)      (Commission file number)         (IRS Employer
                                                            Identification No.)

                  1 Independent Drive, Jacksonville, FL 32202
         ------------------------------------------------------------
          (Address of principal executive office including zip code)

                                (904) 360-2000
                        -------------------------------
                        (Registrant's telephone number)

ITEM 5. Other Events

        On August 11, 2000, Idea Integration Corp., a subsidiary of Modis, Inc., the wholly owned subsidiary of Modis Professional Services, Inc., filed a registration statement on Form S-1 for an offering of its common stock. Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.


ITEM 7. Financial Statements and Exhibits

   (c)  Exhibit

        (99)  Exhibit 99     Modis Professional Services, Inc. issued August 11,
                             2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Modis Professional Services, Inc.


August 11, 2000                     By: /s/ Robert P. Crouch
---------------                        ------------------------------------
Date                                    Robert P. Crouch, Vice President
                                        and Chief Accounting Officer